                          IDS LIFE INSURANCE COMPANY

                       UNANIMOUS WRITTEN CONSENT OF THE
                   BOARD OF DIRECTORS IN LIEU OF A MEETING

                               DECEMBER 8, 2006

By this consent in writing in lieu of a meeting of the Board of Directors of IDS Life Insurance Company, a Minnesota corporation, I, a director of said Corporation do hereby consent to and authorize the adoption of the following resolution to be effective December 8, 2006.

                    Re-designation of Separate Accounts to
                  Reflect Entity Consolidation and Rebranding

         WHEREAS, the Board of Directors of IDS Life Insurance Company ("Company") has adopted and approved an Agreement and Plan of Merger ("Plan") between the Company and its subsidiaries, American Enterprise Life Insurance Company ("AEL") and American Partners Life Insurance Company ("APL"), which Plan, among other things, authorizes the merger of AEL and APL into the Company effective December 31, 2006 and, simultaneously therewith, the Company, the surviving entity, will change its name to "RiverSource Life Insurance Company;" and

         WHEREAS, the Company wishes to change the names of its separate accounts and the separate accounts of AEL and APL that will be transferred to the Company by virtue of the merger to align with the new name of the Company.

         RESOLVED, that effective January 2, 2007, the following separate accounts of the Company will be renamed as follows:

------------------------------------------------------------------------------
             CURRENT NAME                              NEW NAME
------------------------------------------------------------------------------
IDS Life Accounts F, G, H, IZ, JZ,     RiverSource Account F
KZ, LZ, MZ, N, PZ, QZ, RZ, SZ, TZ
------------------------------------------------------------------------------
IDS Life Variable Account 10           RiverSource Variable Account 10
------------------------------------------------------------------------------
IDS Life Variable Annuity Fund A       RiverSource Variable Annuity Fund A
------------------------------------------------------------------------------
IDS Life Variable Annuity Fund B       RiverSource Variable Annuity Fund B
------------------------------------------------------------------------------
IDS Life Account SBS                   RiverSource Account SBS
------------------------------------------------------------------------------
IDS Life Variable Account for          RiverSource Variable Account for
Smith Barney                           Smith Barney
------------------------------------------------------------------------------
IDS Life Variable Life Separate        RiverSource Variable Life Separate
Account                                Account
------------------------------------------------------------------------------
IDS Life Account MGA                   RiverSource Account MGA
------------------------------------------------------------------------------

         RESOLVED FURTHER, that effective January 2, 2007 the unit investment trusts comprised of the following separate accounts of AEL that will be transferred to the Company by virtue of the merger will be renamed as follows:

------------------------------------------------------------------------------
             CURRENT NAME                              NEW NAME
------------------------------------------------------------------------------
American Enterprise Variable Annuity   RiverSource Variable Annuity Account
Account
------------------------------------------------------------------------------
American Enterprise Variable Life      RiverSource Variable Life Account
Account
------------------------------------------------------------------------------
American Enterprise MVA Account        RiverSource MVA Account
------------------------------------------------------------------------------

         RESOLVED FURTHER, that effective January 2, 2007 the unit investment trust comprised of the following separate account of APL that will be transferred to the Company by virtue of the merger will be renamed as follows:

------------------------------------------------------------------------------
             CURRENT NAME                              NEW NAME
------------------------------------------------------------------------------
APL Variable Annuity Account 1         RiverSource Variable Annuity Account 1
------------------------------------------------------------------------------

         RESOLVED FURTHER, that the proper officers of the Company are hereby authorized and directed to establish such subaccounts, variable accounts and/or investment divisions within these newly-designated separate accounts as they determine to be appropriate;

         RESOLVED FURTHER, that the proper officers of the Company are hereby authorized and directed, as they determine to be appropriate and in accordance with applicable laws and regulations, to establish additional subaccounts, variable accounts and/or investment divisions within the newly-designated separate accounts or to remove, consolidate or otherwise modify the subaccounts, variable accounts and/or investment divisions within the newly-designated separate accounts;

         RESOLVED FURTHER, that the proper officers of the Company are hereby authorized and directed, as they determine to be appropriate and in accordance with applicable laws and regulations, to rename or change the designation of these newly-designated separate accounts or the subaccounts, variable accounts and/or investment divisions within these newly-designated separate accounts, to another designation or to deregister these newly-designated separate accounts; and

         RESOLVED FURTHER, that the proper officers of the Company are hereby authorized and directed to make all filings, registrations and applications and to take such further actions as may be necessary or helpful to effectuate the foregoing resolutions.



/s/ Gumer C. Alvero                         /s/ Timothy V. Bechtold
----------------------------------          ----------------------------------
    Gumer C. Alvero                             Timothy V. Bechtold



/s/ Brian J. McGrane                        /s/ Kevin E. Palmer
----------------------------------          ----------------------------------
    Brian J. McGrane                            Kevin E. Palmer



/s/ Mark Schwarzmann
----------------------------------
    Mark Schwarzmann